Exhibit 99.1 Fighting cancer with precision and power. Corporate Presentation | January 2025 © 2024 - 2025 Bicara Therapeutics

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than historical factual information are forward-looking statements, including without limitation statements regarding our product development activities for ficerafusp alfa and ongoing clinical trials; the ability of clinical trials to demonstrate safety and efficacy of ficerafusp alfa; the beneficial characteristics, and the potential safety, efficacy and therapeutic effects of ficerafusp alfa; our ability to develop and advance our potential future product candidates and programs; our ability to pursue and execute our strategy for our indications, business, programs and technology; our ability to leverage existing programs and to progress additional programs, the timing of investigational new drug application submissions, our and our collaborators’ ability to protect our intellectual property for our products; our ability to enter into future license agreements and collaborations; regulatory developments; and our ability to attract and retains key scientific and management personnel. In some cases, you can identify forward-looking statements because they contain words such as “may,” “might,” “will,” “would,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “looks,” “seeks,” “predicts,” “potential,” “ongoing,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions, although not all forward-looking statements are accompanied by such words. Forward-looking statements are based on assumptions and assessments made by our management in light of their experience and perceptions of historical trends, current conditions, expected future developments and other factors they believe to be appropriate, and speak only as of the date of this presentation. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or other events to be materially different from any future results, performance or other events expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Our actual future results, performance or other events may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Factors that could cause actual results to differ from those predicted in our forward-looking statements include, among others, risks and uncertainties related to product development, including delays or challenges that may arise in the development and regulatory approval of our current and future product candidates or programs; uncertainties as to the availability and timing of results and data from preclinical and clinical studies; the timing of and our ability to submit and obtain regulatory clearance for investigational new drug applications, initiate additional clinical trials, and submit new drug applications or biologics license applications; our ability to initiate and complete our current and expected clinical trials; our ability to establish and maintain collaborations, strategic relationships and supply arrangements, or that we will not realize the intended benefits from such relationships or arrangements; whether our cash resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital expenditure requirements; our ability to raise additional funding on favorable terms, or at all; the rate and degree of market acceptance and clinical utility of our product candidates; the ability and willingness of our third-party collaborators to continue research and, development and manufacturing activities relating to our product candidates; the accuracy of our data analyses or estimates for the potential and market for our products; our ability, and the ability of our collaborators, to protect our intellectual property and to conduct activities for the development and commercialization of our candidates in view of third party intellectual property positions; our financial performance; our ability to retain and recruit key personnel, as well as the potential contribution of our employees and board to our growth and success as a Company; developments and projections relating to our competitors or our industry; changes in general economic conditions and global instability, in particular economic conditions in the markets on which we or our suppliers operate; changes in laws and regulations; and those risks and uncertainties identified in our filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our most-recently filed Quarterly Report on Form 10-Q, and such other risks and uncertainties that may be described in subsequent filings we may make with the SEC. You should not rely upon forward-looking statements as predictions of future events or performance, or as a representation or warranty (express or implied) by us or any other person that we will achieve our objectives and plans in any specified time frame, on such specified terms, or at all. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable as of their respective dates, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation discusses potential future product candidates that are investigational only and have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these potential future product candidates for the use for which such potential future product candidates are being studied. 2

Bicara Therapeutics Investment Highlights

Advancing ficerafusp alfa (FICERA) – a bifunctional EGFR-directed antibody x TGF-β ligand trap

1. **FICERA + pembro offers a potential new chemo-free 1L therapy for HPV-negative R/M HNSCC that may meaningfully improve upon current standard of care**
2. **FORTIFI-HN01 Ph. 2/3 trial initiated December 2024; potential accelerated approval pathway based on an interim ORR analysis**
3. **Significant market opportunity with ~23,000 cases of R/M HNSCC annually in the U.S. and a significant unmet need for better treatment options (13% 5yr survival)**
4. **Expansion into other squamous cell carcinomas and solid tumors, with encouraging clinical activity observed in Ph. 1b expansion cohorts to date**
5. **Seasoned management team with a strong track record of execution; robust financial position with ~$521M in cash and equivalents[1]**

1. Cash and cash equivalents as of 9/30/24.

BICARA THERAPEUTICS

R/M HNSCC = recurrent / metastatic head and neck squamous cell carcinoma; ORR = overall response rate.

3

Bicara Therapeutics is led by a seasoned and driven management team Ryan Cohlhepp, Pharm.D. Claire Mazumdar, Ph.D., MBA Ivan Hyep, MBA President & Chief Operating Chief Financial Officer Chief Executive Officer Officer David Raben, M.D. Lara Meisner, J.D. Rachel Salazar, D.H.Sc. Chief Medical Officer Chief Legal Officer SVP, R&D Strategy & Operations Sathish Hasige, Ph.D. Jean-Paul Rodrique Jeltje Schulten, M.D., MBA SVP, Technical Ops & Supply SVP, Quality SVP, Clin. & Med. Affairs Chain All trademarks are the property of their respective owners. 4

Maximizing the value of FICERA across HNSCC & other solid tumors

Indication	Phase 1/1b	Phase 2/3	Status
1L R/M Head and Neck Squamous Cell Carcinoma			
HPV-neg: Pivotal Ph. 2/3: FORTIFI-HN01 – 1500mg QW (+ pembro)			Trial initiated December 2024
HPV-neg: Ph. 1b Expansion Cohort – 1500mg QW (+ pembro)			**Updated data expected in 1H 2025**
HPV-neg: Ph. 1b Expansion Cohort – 750mg QW (+ pembro)			Trial ongoing
HPV-neg: Ph. 1b Expansion Cohort – CPS=0 (+ pembro)			Trial ongoing
HPV-pos: HPV-Positive Smokers Ph. 1b Expansion Cohort (+ pembro)			Expect to initiate trial in 1H 2025
Earlier-Line Head and Neck Squamous Cell Carcinoma			
Neoadjuvant / Locally Advanced HNSCC (combo with RT and/or anti-PD-1)			Expect to initiate trial in 2025
Other EGFR+ Solid Tumors			
Ph. 1b Expansion: 2L+ Squamous Cancer of the Anal Canal (+ pembro)			**Data to be presented in Q1 2025**
Ph. 1b Expansion: 2L+ Cutaneous Squamous Cell Carcinoma (monotherapy)			**Updated data expected in 1H 2025**
Ph. 1b Expansion: 3L+ Colorectal Cancer (RAS / BRAF wild type)			Expect to initiate trial in 2025

BICARA THERAPEUTICS™

HNSCC = head and neck squamous cell carcinoma, QW = once weekly, CPS = combined positive score, RT = radiation therapy.

5

FICERA’s bifunctional design targets EGFR and TGF-β directly in the MOA TME to drive a differentiated clinical profile Action 2 Improve tolerability Trapping TGF-β 1. Improves immune response Improve anti-tumor (anti-PD-1 Synergies) activity • Relieves immune suppression • Blocks cancer associated fibroblasts, reducing fibrosis and T- cell exclusion 2. Enhances EGFR inhibition (anti- EGFR Synergies) • Prevents known EGFR resistance Action 1 mechanism (via EMT) Targeting EGFR 1. Direct anti-tumor effect • Inhibits EGFR signaling, killing cells • Maintains ADCC functionality Increase depth and 2. Drives tumor targeting duration of response • Localizes TGF-β inhibition to the TME EGFR = epidermal growth factor receptor, ADCC = antibody dependent cell-mediated cytotoxicity, TME = tumor microenvironment, 6 EMT = epithelial-mesenchymal transition

FICERA clinical biomarkers demonstrated tumor target engagement in MOA Ph. 1/1b and predicted MOA Statistically significant inhibition of tumor TGF-β observed at FICERA doses >750mg via pSMAD2 levels FICERA dose (mg QW) First definitive demonstration of pSMAD2 knockdown in patient tumors by a TGF-β inhibitor 7

Dose FICERA dose expansion strategy driven by strong biologic rationale for Expansion the dual inhibition of both EGFR and TGF-β Dose Expansion FICERA monotherapy EGFR 2L+ CSCC Overexpression n = 12 + 25* FICERA – 1500mg QW Based on preliminary efficacy and safety & tolerability data, 1500mg QW FICERA was chosen as FICERA + PEMBRO recommended dose to take into dose expansion cohorts R/M 1L HNSCC MTD was not reached n = 13+ 26* Role 2L+ SCAC of TGF-β FICERA – 1500mg QW Enrollment complete *Simon 2-stage design 8 MTD = Maximum Tolerated Dose

Market Opportunity

HNSCC is a common cancer with significant unmet need for improved treatment options that extend survival

~67,000

cases of HNSCC each year in the U.S.

10%
metastatic at diagnosis

~30%
metastases eventually

~23,000

cases of R/M HNSCC each year in the U.S.

~12 months
median survival

13%
5-year survival

Overview of head & neck cancers

- Head and neck cancer accounts for **~4% of all cancers in the U.S.**
- **Squamous cell carcinomas represent ~90% of H&N**
- Oropharyngeal lesions are typically **tested for HPV**
  - **HPV-positive** caused by HPV infection
  - **HPV-negative** typically caused by smoking and chewing tobacco **represents 80%** of HNSCC in the R/M setting and **carries a worse prognosis** vs. HPV-positive
- **Treatment decisions are guided by CPS or PD-L1 expression** and options are limited to cetuximab, anti-PD1, chemotherapy

Sources: Cancer.net, Cleveland Clinic (2022); SEER 2012-2018 data; Cerner (2022); Bedi et al. Mol Cancer Ther. 2012; Acta Otorhinolaryngol Ital. 2020, KeyNote-048 ph.3 trial; ASCO (2022); DRG HNSCC (2019)

BICARA THERAPEUTICS | 9

Market Opportunity

The patient journey in HNSCC

1 Symptoms

Patient presents to primary care/ENT with symptoms:
Pain, swallowing difficulty, mucosal bleeding, asthenia, weight loss

2 Testing and Staging

Work-up may include:
Laryngoscopy, biopsy, imaging (CT scan, MRI)
HPV/p16 testing in Oropharynx

Diagnosis of cancer

3 MDT & Treatment

Multi-disciplinary (med-onc, rad-onc, surgeon) decision:
Locally Advanced HNSCC: Curative-intent surgery and/or chemo-radiation
M1 disease: palliative treatment & Molecular testing: PD-L1 CPS

LA HNSCC → 4 Relapse

50% Relapse within 2 years after treatment for LA HNSCC[1]

Metastatic at diagnosis → **1L R/M HNSCC**

Relapse → **1L R/M HNSCC**

CPS = 0
- Platinum-based + cetuximab
- Study

CPS≥1
- **Pembrolizumab mono**
- Platinum + 5FU + Pembro[2]
- Study

Initial focus



Nasal cavity
Nasopharynx
Oropharynx 3
Hypopharynx 4
1 Oral cavity
Trachea
2 Larynx

1. HNSCC population who relapse <6 months after CRT receive nivolumab as 1L treatment
2. Choice of pembro + chemo (platinum + 5FU) is at the physician's discretion and is typically more common in the CPS<20 group and/or rapidly progressing disease.

BICARA THERAPEUTICS

LA = Locally advanced

10

Market Opportunity

HNSCC patients suffer significant symptomology and represent a major unmet need

Patients experience acute and chronic toxicities after surgery and/or chemo-radiation

Acute side effects

- **Painful sores** in the mouth or throat (oral mucositis) and dermatitis
- **Difficulty swallowing** (dysphagia) from surgery or chemo-RT
- **Feeding tube** may be required for nutritional support during Chemo-RT for many patients
- **Dry mouth** (xerostomia)
- **Speech/voice difficulties** and managing the stoma after laryngectomy

Chronic side effects

- Trismus – **difficulty opening the jaw** / nerve damage to jaw
- **Osteoradionecrosis** – breakdown of the mandible
- Radiation based **fibrosis causing tissue damage**
- **Neuropathies** from surgery/chemotherapy and radiation
- **Lymphedema** (tissue swelling)
- Nutritional deficits

Source: Head and Neck Cancer Alliance.

BICARA THERAPEUTICS™

Chemo-RT = chemoradiotherapy

| 11

FICERA + pembro R/M HNSCC expansion cohort based on mechanistic 1L HNSCC synergies with anti-PD-1 and IST precedent Two ISTs exploring anti-PD-1 + cetuximab help inform FICERA registration path 1 Study KEYNOTE-048 Sacco, et al 2021 Chung, et al 2022 Action 2 Published Trapping TGF-β Pembro Cetux + pembro Cetux + nivo Drug(s) Phase 3 Phase 2 Phase 1/2 Phase 1. Improves immune response (anti-PD-1 Synergies) N=33 N=43 Size N=257 • Relieves immune suppression Randomized, open-label, Open-label, single- Open-label, single- Design three-arm study arm arm • Blocks cancer associated Efficacy Metrics fibroblasts, reducing fibrosis and T-cell exclusion 19% 48% 37% ORR CRR 5% 3% 2% 3.2 months 6.5 months 6.2 months mPFS mOS 12.3 months 18.4 months 20.2 months 1. Data shown only for patients with CPS ≥ 1 treated with pembrolizumab monotherapy. All trademarks are the property of their respective owners. 12

1L HNSCC

FICERA + pembro demonstrates compelling activity and depth of response in 1L R/M HNSCC regardless of HPV status



Best % Change from Baseline
400
300
200
100
40
20
0
-20
-40
-60
-80
-100
121%
97%
79%
76%
26%
24%
13%
8%
4%
-2%
-10%
-10%
-11%
-16%
-27%
-29%
-30%
-31%
-33%
-40%
-54%
-58%
-60%
-64%
-74%
-75%
-82%
-84%
-100%
n = 39 evaluable
DCR = 79%
ORR = 54%
* CPS 1-19: 42%
CPS ≥ 20: 65%
CR Rate = 15%
HPV-negative
HPV-positive
PD PD PD PD PD PD PD SD SD PD SD SD SD SD SD SD SDuPRuPRSD PR PR PRuPRPR PR PR PR PR PR PR PR PR CR CR CR CR CR CR

FICERA + pembro expansion in R/M HNSCC

- **Population**
  - 1L R/M HNSCC
  - Oral cavity, oropharynx, hypopharynx & larynx
  - HPV testing required for oropharyngeal cancer
  - CPS≥1
- **54% (21/39) ORR in CPS≥1 patients**
  - Historical[1] pembro mono ~19% ORR
- **15% (6/39) CR Rate in CPS≥1 patients**
  - 4 additional patients with -100% PRs**

Note: Out of 42 patients, 3 patients were non-efficacy evaluable. Best overall response (investigator-assessed according to RECIST (Response Evaluation Criteria in Solid Tumors) version 1.1). CPS=combined positive score, CR=complete response, DCR=Disease Control Rate, HPV=human papilloma virus, ORR=Overall response rate, PR=partial response, uPR=unconfirmed partial response, SD=stable disease
1. Based on historical data. No head-to-head studies have been conducted.

** May still have nodal disease

BICARA THERAPEUTICS™
13

Market HPV-negative R/M HNSCC: a challenging tumor type associated with Opportunity overexpression of EGFR and TGF-β HPV-negative disease demonstrates Overexpression of EGFR and TGF-β in HNSCC distinct biological and mutational features correlated with a poor prognosis • HPV-negative disease is etiologically distinct from HPV-positive disease and associated with: § Increased EGFR expression compared to HPV- positive HNSCC patients § Elevated levels of TGF-β1 in serum § High rate of therapeutic resistance (including to anti-PD-1 checkpoint inhibitors) § High tumor burden and symptomatic disease Source: Bedi, Atul, et al. Molecular cancer therapeutics (2012). 14 Log2(EGFR_FKPM+1)

1L HNSCC

FICERA + pembro demonstrates significantly improved activity and depth of response in HPV-negative CPS≥1 1L R/M HNSCC



Best % Change from Baseline
400
300
200
100
40
20
0
-20
-40
-60
-80
-100
26%
24%
13%
-10%
-10%
-11%
-16%
-29%
-30%
-31%
-33%
-40%
-54%
-60%
-64%
-74%
-75%
-82%
-84%
-100%
-100%
-100%
-100%
-100%
-100%
-100%
-100%
n = 28 evaluable
DCR = 89%
ORR = 64%
* CPS 1-19: 54%
CPS ≥ 20: 73%
CR Rate = 18%
PD PD PD SD SD SD SD SD SD uPR uPR SD PR PR uPR PR PR PR PR PR PR PR PR CR CR CR CR CR
* * * * * * * * * * * * *

In HPV-negative patients:

- **64% (18/28) ORR observed, CPS≥1 patients**
  - Historical[1] pembro mono expected to be ~19% ORR
  - 15/18 confirmed responses
- **High response rates in subgroups that are typically refractory to checkpoint therapy:**
  - 70% (14/20) ORR in patients with locoregional disease involvement
  - 54% (7/13) ORR in CPS low (1-19)
- **18% (5/28) Complete Response (CR) rate**
  - Pembro and pembro + cetux have historically[1] achieved a ~3-5% CR rate

Note: Best overall response (investigator-assessed according to RECIST (Response Evaluation Criteria in Solid Tumors) version 1.1).
CPS=combined positive score, CR=complete response, DCR=Disease Control Rate, HPV=human papilloma virus, ORR=Overall response rate, PR=partial response, uPR=unconfirmed partial response, SD=stable disease
1. Based on historical data. No head-to-head studies have been conducted.

BICARA THERAPEUTICS™ | 15

HPV-negative 1L HNSCC suggests improved median PFS over pembro 1L HNSCC monotherapy supportive of TGF-β hypothesis • Median PFS of 9.8 months in HPV-negative subgroup § 57% (16/28) of pts with PFS>6 months • Median duration of response (DOR) not yet reached • Median overall survival (OS) not yet reached Historical data for pembrolizumab in this population (KEYNOTE-048): 1 mPFS : 3.2 mo (HPV-pos & HPV-neg) 1. Based on historical data. No head-to-head studies have been conducted. 16

1L HNSCC **FICERA has been generally well-tolerated with no treatment-related deaths**

FICERA + pembro in 1L R/M HNSCC safety profile:

- EGFR-related AEs:
  - 76% had dermatitis acneiform, majority are Grade 1-2 in severity
- Hypothesized TGF-β-related AEs:
  - Nearly all AEs were transient Grade 1-2 local mucosal bleeds or epistaxis
- No treatment related deaths were reported

Most common (>10%) related adverse events – summary by preferred term and maximum grade

	All 1L R/M HNSCC subjects received 1500mg QW and Pembrolizumab (n=42)		
Preferred term	All Grades	Grade 3-4	Grade 5
Any Related AE	**40 (95%)**	**17 (40%)**	**0 (0%)**
Dermatitis acneiform	32 (76%)	5 (12%)	0 (0%)
Fatigue	18 (43%)	2 (5%)	0 (0%)
Pruritus	17 (40%)	0 (0%)	0 (0%)
Anaemia	15 (36%)	6 (14%)	0 (0%)
Hypophosphataemia	16 (38%)	0 (0%)	0 (0%)
Hypomagnesaemia	15 (36%)	0 (0%)	0 (0%)
Dry skin	13 (31%)	0 (0%)	0 (0%)
Stomatitis	10 (24%)	1 (2%)	0 (0%)
Infusion related reaction	8 (19%)	1 (2%)	0 (0%)
Hypokalaemia	8 (19%)	0 (0%)	0 (0%)
Nausea	7 (17%)	0 (0%)	0 (0%)
Proteinuria	7 (17%)	0 (0%)	0 (0%)
Epistaxis	6 (14%)	0 (0%)	0 (0%)
Lipase increased	6 (14%)	0 (0%)	0 (0%)
Skin fissures	6 (14%)	0 (0%)	0 (0%)
Decreased appetite	6 (14%)	1 (2%)	0 (0%)
Headache	5 (12%)	1 (2%)	0 (0%)
Rash maculo-papular	5 (12%)	1 (2%)	0 (0%)
Diarrhoea	5 (12%)	0 (0%)	0 (0%)
Aspartate aminotransferase increased	5 (12%)	0 (0%)	0 (0%)
Gingival bleeding	5 (12%)	0 (0%)	0 (0%)

BICARA THERAPEUTICS™ | 17

1L HNSCC

FICERA 1L HNSCC Ph.1b expansion supports a pivotal trial with path to accelerated approval

FICERA has demonstrated a strong clinical profile

- **64% ORR in HPV-negative**, CPS≥1 R/M HNSCC in combination with pembro vs. ~19% historical[1] pembro monotherapy
- **18% complete response rate** vs. ~3-5% with available therapies (pembro and pembro + cetux)
- **mPFS of 9.8 months** (vs. 3.2 months for pembro monotherapy in HPV+/-)
- **Generally well tolerated safety profile**

FORTIFI-HN01 Ph. 2/3 trial initiated December 2024

FDA feedback supports potential accelerated approval pathway

1. Based on historical data. No head-to-head studies have been conducted.

BICARA THERAPEUTICS™ | 18

FORTIFI-HN01

FORTIFI-HN01 Phase 2/3 trial design allows for efficient path-to-market


Interim Analysis
Dose Selection
Potential Accelerated Approval
Endpoint: ORR (primary)
Potential Full Approval
Endpoint: OS (primary)
R/M HNSCC
1L Setting
CPS ≥ 1
excl. HPV-positive OPSCC
R
FICERA 1500mg QW + Pembro 200mg Q3W
FICERA 750mg QW + Pembro 200mg Q3W
FICERA optimal dose + Pembro 200mg Q3W
Pembro 200mg Q3W

Design	Total Sample Size
Interim Analysis 1 (Dose Optimization)	n ~ 60
Interim Analysis 2 (ORR)	n ~ 415
Primary Analysis (OS)	n ~ 650

Anticipated data availability are based on current expectations and may be subject to delay.

BICARA THERAPEUTICS™ | 19

FORTIFI-HN01

Seamless design in FORTIFI-HN01 expedites timelines to potential approval

Ph. 2/3 FORTIFI-HN01 is designed such that patients enrolled in dose selection at the optimal dose will contribute to the final efficacy analyses, while those at the non-optimal dose will not



Approximate # of Patients Enrolled In Each Arm
Enrollment not stopped; Time for follow-up and regulatory interaction
Switch from 1:1:1 to 2:1 randomization
Optimal FICERA Dose
10 20 40 60 100 150 ~200 ~360
Non-Optimal FICERA Dose
10 20 40 60
Non-Optimal Dose arm dropped.
Patients enrolled in this arm do not contribute to primary efficacy analysis of Ph. 3 (ORR/OS)
Pembro control
10 20 40 60 90 115 ~140 ~220
~LPI for Dose Selection
Dose Selection Decision Made
~LPI for ORR Analysis
~LPI for OS Analysis

Enrolling & contribute to final ORR / OS
Enrolling but do NOT contribute to final ORR / OS
Enrolling & contribute to final ORR / OS

1. Dose selection will be made after the first ~10-20 patients in each dose arm have at least 12-weeks of follow up. At the time of dose selection, it is estimated that ~60-100 patients in each dose arm will have been enrolled in the non-optimal dose arm and will not contribute to the efficacy analyses of the Ph. 3 trial.

BICARA THERAPEUTICS

LPI = last patient in.

20

Dose Selection

Proposed OBD data package will include data from both Ph1b and Ph2/3 studies

Based on FDA feedback, team will request a Type D meeting to seek agreement on the dose to carry forward

Ph. 1/1b

Dose Expansion
&
New Dose Expansion Cohort

- **1500mg QW** (n=39) → **N = 30**[1] >2 years follow up
- **750mg QW** (n~30) (Ongoing) → **N ~ 30** >1 year follow up

→ Extended safety & durability

Ph. 2/3
FORTIFI-HN01

- **1500mg QW** → **N = 10-20** with 12 weeks FU; *N = ~60-80 enrolled*[2]
- **750mg QW** → **N = 10-20** with 12 weeks FU; *N = ~60-80 enrolled*[2]

→ Randomized safety & efficacy

FICERA dose selection:

~ 40-50 patients informing selection across both dose options

~ 30 patients at each dose with > 1 year of follow up to capture durability

Data package will include updated popPK, exposure-response analysis, safety, efficacy, and durability

1. In Ph. 1/1b dose expansion, of the n=42 patients across HPV-negative and HPV-positive, the n=30 HPV-negative patients will inform dose selection.
2. Dose selection will be made after the first ~10-20 patients in each dose arm have at least 12 weeks of follow up. At the time of dose selection, it is estimated that ~60-80 patients in each dose arm will have been enrolled, and thus those patients in the non-optimal dose arm will not contribute to the efficacy analyses of the trial.
Anticipated data availability are based on current expectations and may be subject to delay.

BICARA THERAPEUTICS

OBD = optimal biological dose. FU = follow up. PopPK = population pharmacokinetics.

21

LA HNSCC Advancing to earlier stages of HNSCC represents a Opportunity significant opportunity for FICERA expansion opportunity Relapse LA HNSCC 50% Relapse within 2 years 1 after treatment for LA HNSCC >60K cases / year in U.S. 1L R/M HNSCC Metastatic at diagnosis Recurrent / Metastatic CPS = 0 CPS≥1 HNSCC Platinum-based + cetuximab Pembrolizumab mono 2 Study Platinum + 5FU + Pembro Study 22

LA HNSCC Opportunity

Most HNSCC patients are diagnosed with locally advanced (LA) HNSCC

*Strong rationale to explore **FICERA** in LA-HNSCC*

HNSCC disease stage at diagnosis[1]


30%
Early stage
60%
Locally advanced
10%
Metastatic

Stage[2,3]		Standard-of-care treatment[2,3]
30% Early stage (Stage 0–II)	→	Radiotherapy or surgery
60% Locally advanced (Stage III–IVB)	→	Surgery ± CRT or CRT, or cetuximab + RT or RT
10% Metastatic (Stage IVC)	→	pembro ± CT or cetuximab + CT or CT alone or BSC

Treatment goals for patients with LA HNSCC, treated with curative intent, include:[2,3,8-11]

- Cure
- Long term survival
- Locoregional control (LRC)
- Organ preservation
- Quality of life

FICERA has strong biologic rationale to deliver on treatment goals of LA HNSCC

1) **Targeting TGF-β in LA setting:** radiation therapy associated with increases in TGF-β[12]; target resistance early and reduce scarring / fibrosis in normal tissue for organ preservation and improved quality of life
2) **Cetuximab precedent** in combination with RT for unresectable, cisplatin-ineligible patients; improve long-term survival and LRC

1. Corvò R. Radiother Oncol. 2007 Oct;85(1):156-70; 2. NCCN Clinical Practice Guidelines in Oncology: Head and Neck Cancers V3.2021; 3. Machiels JP, et al. Ann Oncol 2020;31:1462–1475; 4. Bray FF, Pisani P, Parkin DM. GLOBOCAN 2002: Cancer Incidence, Mortality and Prevalence Worldwide. IARC Cancer Base No. 5. version 2.0. Lyon: IARC Press; 2004. http://www-dep.iarc.fr; 5. Seiwert et al. Nature Clinical Practice Oncology, March 2007; Vol 4 No. 3 (The chemoradiation paradigm in head and neck cancer); 6. Bernier J, et al. N Engl J Med 2004;350:1945–1952; 7. Cooper JS, et al. N Engl J Med 2004;350:1937–1944; 8. Lo Nigro C, et al. Cancer Manag Res 2017;9:363–371; 9. Ang KK. Oncologist 2008;13:899–910; 10. Haigentz M Jr, et al. Expert Opin Pharmacother 2010;11:1305–1316; 11. Haddad RI, et al. Ann Oncol 2018;29:1130–1140; 12. Centurione, L., et al. (2016). Frontiers in Oncology, 6, 175

BICARA THERAPEUTICS

OBD = optimal biological dose. FU = follow up.

23

Beyond Plan to expand FICERA to additional tumor types where there is strong HNSCC biologic rationale and / or early signals of activity Other Solid Tumors / Squamous Cell Carcinomas FICERA monotherapy: 42% ORR across n=12 patients in 2L+ post-PD-1 Potential expansion to areas of EGFR / TGF-β involvement: • Cutaneous squamous cell carcinoma (cSCC) – preliminary 42% ORR (5/12) in 2L+ PD-1- refractory with FICERA monotherapy • Colorectal cancer (CRC) – cetuximab precedent • Squamous cancer of the anal canal (SCAC) – data to be presented at a medical meeting in Q1 2025 24

CRC

Expansion to 3L+ MSS RASwt metastatic colorectal cancer (mCRC)

Expansion to mCRC

- **EGFR an established target** in mCRC
- Ability to **target TGF-β driven resistance** to EGFR targeted therapies
- Initial late-line development strategy supported by clinical evidence[1] of **activity of EGFR-rechallenge in wtRAS CRC** population
- Rationale to **combine TGF-β inhibition with immunotherapy** to address overlapping but non-redundant tumor survival mechanisms

Initial Ph. 1/2 Proof of Concept Study

Unresectable mCRC

- **2-3 previous lines**
  - Anti-EGFR is not the last line of treatment
  - Received prior biologics i.e. anti-VEGF
- **Confirmed RAS/BRAF wt and MSS**
- **ECOG 0-1**

Randomized 1:1

FICERA

N = ~20 in Stage 1

FICERA + pembro

N = ~20 in Stage 1

Primary goals: *evaluate safety, tolerability, and initial efficacy (ORR/DCR).*
Potential to expand cohorts to n~50 in each arm in Stage 2.

1. Sartore-Bianchi, Andrea, et al. Nature Medicine 28.8 (2022):

BICARA THERAPEUTICS

Bev: bevacizumab (Avastin); mCRC: metastatic colorectal cancer; MSS: microsatellite stable; ORR: objective response rate; Q2W: dosed every 2 weeks

25

At a Glance

Bicara Therapeutics is poised to establish FICERA + pembro as a new potential therapy for 1L HPV-negative R/M HNSCC

Focus	Key Achievements
Clinical	✓ Showed strong clinical activity of FICERA in combination with pembro in **HPV-negative** 1L R/M HNSCC **(64% ORR, 18% CRR, 9.8mos PFS)** ✓ Demonstrated activity of FICERA in other squamous cell carcinomas and solid tumors
Regulatory	✓ Aligned on registration-enabling Ph. 2/3 trial design and established a clear path to FDA approval based on OS, with potential for an accelerated approval upon an interim analysis based on ORR
FORTIFI-HN01	✓ Initiated FORTIFI-HN01, a pivotal Ph. 2/3 trial in **HPV-negative** 1L R/M HNSCC in December 2024
Financial	✓ Robust financial position with ~$521M in cash and cash equivalents[1], including ~$362M in gross proceeds from upsized IPO

1. Cash and cash equivalents as of 9/30/24.

BICARA THERAPEUTICS
26